UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A
(Amendment No.1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2022

FRIEDMAN INDUSTRIES, INCORPORATED
(Exact name of registrant as specified in its charter)

Texas	1-07521	74-1504405
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1121 Judson Road Suite 124, Longview, Texas 75601
(Address of principal executive offices, including zip code)

(903) 758-3431
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 Par Value	FRD	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets

In the Current Report on Form 8-K filed by Friedman Industries, Incorporated (the “Company”) on May 2, 2022 (the “Initial 8-K”), the Company reported that it entered into a definitive agreement with Plateplus, Inc. (“Plateplus”) on April 26, 2022, whereby the Company acquired the real estate, buildings, equipment, inventory, and other assets of Plateplus’ East Chicago, IN and Granite City, IL facilities and certain steel inventory and client relationships at Plateplus’ Loudon, TN and Houston, TX facilities (the “Acquisition”), and that the Acquisition closed effective at the end of business on April 30, 2022. As permitted by Item 9.01 of Form 8-K, the Company is filing this amendment (“Amendment No. 1”) in order to amend and supplement the Initial 8-K to include the historical and pro forma financial information required under Item 9.01 of Form 8-K with respect to the Acquisition.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The audited and abbreviated financial statements of certain assets of Plateplus, which comprise all of the assets acquired and liabilities assumed by the Company pursuant to the Acquisition, as of March 31, 2022 and March 31, 2021 and the statements of revenues and direct operating expenses for the years then ended, and the related notes to such abbreviated financial statements are filed herewith as Exhibit 99.1 to this Amendment No. 1 and incorporated by reference into this Item 9.01(a).

(b) Pro Forma Financial Information.

The following unaudited pro forma condensed combined financial information of the Company and certain assets acquired and liabilities assumed by the Company pursuant to the Acquisition are filed herewith as Exhibit 99.2 to this Amendment No. 1 and incorporated by reference into this Item 9.01(b):

●	Unaudited Pro Forma Condensed Combined Balance Sheets as of March 31, 2022.

●	Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended March 31, 2022.

●	Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(d) Exhibits

23.1	Consent of Deloitte

99.1	Audited and abbreviated financial statements of certain assets acquired and liabilities assumed of Plateplus as of March 31, 2022 and 2021

99.2	Unaudited pro forma condensed combined financial information of the Company for the year ended March 31, 2022.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       August 5, 2022

FRIEDMAN INDUSTRIES, INCORPORATED

By:	/s/ Alex LaRue
Alex LaRue
Chief Financial Officer - Secretary and Treasurer